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ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                 APRIL 01, 2003 - APRIL 30, 2003
                                   -------------------------------

SETTLEMENT DATE:                   15-MAY-03
                                   ---------

A.    SERIES INFORMATION:

      Advanta Equipment Leasing Receivables Series 2000-1 LLC
      SERIES 2000-1

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:

      (a.)    Beginning Aggregate Contract Principal Balance............................................ $   55,555,892.62
                                                                                                         -----------------
      (b.)    Contract Principal Balance of all Collections allocable to Contracts...................... $    4,239,077.51
                                                                                                         -----------------
      (c.)    Contract Principal Balance of Charged-Off Contracts......................................  $      263,549.45
                                                                                                         -----------------
      (d.)    Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date... $   51,053,265.66
                                                                                                         -----------------

              BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)

      (e.)    Class A Principal Balance as of this
              Settlement Date (Class A Note Factor)          0.0094207                                   $    3,101,093.20
                                                             ---------                                   -----------------
      (e1.)   Ending Class A-1 Principal Balance             0.0000000          $              --
                                                             ---------          -----------------
      (e2.)   Ending Class A-2 Principal Balance             0.0000000          $              --
                                                             ---------          -----------------
      (e3.)   Ending Class A-3 Principal Balance             0.0366460          $    3,101,093.20
                                                             ---------          -----------------
      (f.)    Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)          0.1765516                                   $    4,981,402.13
                                                             ---------                                   -----------------
      (g.)    Ending Class C Principal Balance as of this
              Settlement Date (Class C Note Factor)          0.1763258                                   $    3,316,687.50
                                                             ---------                                   -----------------
      (h.)    Ending Class D Principal Balance as of this
              Settlement Date (Class D Note Factor)          0.1760091                                   $    1,655,365.53
                                                             ---------                                   -----------------
      (i.)    Ending Class E Principal Balance as of this
              Settlement Date (Class E Note Factor)          0.3136376                                   $    7,374,248.05
                                                             ---------                                   -----------------
      (j.)    Ending Class F Principal Balance as of this
              Settlement Date (Class F Note Factor)          0.1538422                                   $    9,405,070.31
                                                             ---------                                   -----------------
      (k.)    Excess Aggregate Contract Principal Balance over the sum of the
              Class A through F Principal Balances                                                       $   21,219,398.94
                                                                                                         -----------------

II.   COMPLIANCE RATIOS:

      (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts............................. $   54,746,840.92
                                                                                                         -----------------

      (b.)    CBR of Contracts 1 - 30 days delinquent................................................... $    6,871,273.54
                                                                                                         -----------------
      (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date...................             12.55%
                                                                                                         -----------------

      (d.)    CBR of Contracts 31 - 60 days delinquent.................................................. $    1,853,217.20
                                                                                                         -----------------
      (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date..................              3.39%
                                                                                                         -----------------

      (f.)    CBR of Contracts 61 - 90 days delinquent.................................................. $      831,579.29
                                                                                                         -----------------
      (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation Date..................              1.52%
                                                                                                         -----------------

      (h.)    CBR of Contracts > 91 days delinquent..................................................... $    1,113,846.78
                                                                                                         -----------------
      (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date....................              2.03%
                                                                                                         -----------------

      (j1.)   % of Delinquent Contracts 31 days or more as of the related Calculation Date..............              6.94%
                                                                                                         -----------------
      (j2.)   Month 2:        Mar-03.....................................................................             7.26%
                           ---------                                                                     -----------------
      (j3.)   Month 3:        Feb-03....................................................................              7.31%
                           ---------                                                                     -----------------
      (j4.)   Three month rolling average % of Delinquent Contracts 31 days or more.....................              7.17%
                                                                                                         -----------------

      (k1.)   Net Charge-Off % for the related Collection Period (annualized 30/360)....................              1.83%
                                                                                                         -----------------
      (k2.)   Month 2:        Mar-03....................................................................              2.28%
                           ---------                                                                     -----------------
      (k3.)   Month 3:        Feb-03....................................................................              1.55%
                           ---------                                                                     -----------------
      (k4.)   Three month rolling average % for Defaulted Contracts.....................................              1.89%
                                                                                                         -----------------
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
      (l1.)   Cumulative Net Loss Percentage............................................................            7.4198%
                                                                                                         -----------------
      (l2.)   Does the Cumulative Net Loss % exceed.....................................................

      (l3.)   The Loss Trigger Level % from Beginning Period to and including
              12th Collection Period ?  Y or N..........................................................               N/A
                                                                                                         -----------------
      (l4.)   The Loss Trigger Level % from 13th Collection Period to and
              including 24th Collection Period ? Y or N.................................................               N/A
                                                                                                         -----------------
      (l5.)   The Loss Trigger Level % from 25th Collection Period and
              thereafter ?  Y or N......................................................................               YES
                                                                                                         -----------------

      (m5.)   Is there currently a Trigger Event which has not been cured for
              this payment date Y or N..................................................................               YES
                                                                                                         -----------------
      (m5.)   Is there currently an Event of Default for this payment date Y or N.......................                NO
                                                                                                         -----------------

III.   FLOW OF FUNDS:

      (1.)    The amount on deposit in Available Funds.................................................. $    5,022,762.49
                                                                                                         -----------------
      (2.)    Amounts deposited, if any, by the Servicer to the Collection
              Account for contracts repurchased......................................................... $              --
                                                                                                         -----------------
      (3.)    Total deposits in the Collection Account to be used as available
              funds on this Payment Date (1+2).......................................................... $    5,022,762.49
                                                                                                         -----------------
      (4.)    Funds to the servicer, any Excluded Amounts-Residual Receipts............................. $      222,680.75
                                                                                                         -----------------
      (a.)    To the Trustee, trustee fees and expenses subject to an annual limit...................... $              --
                                                                                                         -----------------
      (b.)    To the Servicer, any unrecoverable servicer advances / initial
              unpaid balance amounts.................................................................... $              --
                                                                                                         -----------------
      (c.)    To the Servicer, the servicing fee then due and miscellaneous
              amounts, if any........................................................................... $       46,296.58
                                                                                                         -----------------

              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

      (d.)    To Class A, the total Class A Note Interest for the related interest
              accrual period............................................................................ $       47,563.88
                                                                                                         -----------------
                      Interest on Class A-1 Notes.............................. $              --
                                                                                -----------------
                      Interest on Class A-2 Notes.............................. $              --
                                                                                -----------------
                      Interest on Class A-3 Notes.............................. $       47,563.88
                                                                                -----------------
      (e.)    Interest on Class B Notes for the related interest accrual period......................... $       31,494.93
                                                                                                         -----------------
      (f.)    Interest on Class C Notes for the related interest accrual period......................... $       21,316.49
                                                                                                         -----------------
      (g.)    Interest on Class D Notes for the related interest accrual period......................... $       11,095.96
                                                                                                         -----------------

              CLASS E INTEREST:

      (h1.)   After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for the related interest accrual period to be
              paid to the Class E Noteholder............................................................ $              --
                                                                                                         -----------------
      (h2.)   Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal
              pro rata among the Class A, Class B, Class C and Class D Notes... $       62,988.37
                                                                                -----------------

              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

      (i1.)   Class A percentage...............................................          0.699999
                                                                                -----------------
      (i2.)   To Class A, amount from reserve account, if any.................. $              --
                                                                                -----------------
      (i3.)   To Class A, the Class A overdue principal, if any................ $              --
                                                                                -----------------
      (i4.)   To Class A, the Class A monthly principal payment amount......... $    4,579,325.54
                                                                                -----------------
      (i5.)   To Class A, the additional principal, if any, allocable
              from Class E interest amount..................................... $       27,434.53
                                                                                -----------------
      (i6.)   To Class A, the additional principal, if any, allocable
              from Class F floor amount........................................ $              --
                                                                                -----------------
      (i7.)   Total principal payment to Class A  (i2-i6)...................... $    4,606,760.07
                                                                                -----------------
      (i8.)           Principal payment to Class A-1 Noteholders........................................ $              --
                                                                                                         -----------------
      (i9.)           Principal payment to Class A-2 Noteholders........................................ $              --
                                                                                                         -----------------
      (i10.)          Principal payment to Class A-3 Noteholders........................................ $    4,606,760.07
                                                                                                         -----------------

      (j1.)   Class B percentage...............................................         0.0599996
                                                                                -----------------
      (j2.)   To Class B, amount from reserve account, if any.................. $              --
                                                                                -----------------
      (j3.)   To Class B, the Class B overdue principal, if any................ $              --
                                                                                -----------------
      (j4.)   To Class B, the Class B monthly principal payment amount......... $              --
                                                                                -----------------
      (j5.)   To Class B, the additional principal, if any, allocable
              from Class E interest amount..................................... $       17,793.62
                                                                                -----------------
      (j6.)   To Class B, the additional principal, if any, allocable
              from Class F floor amount........................................ $             --
                                                                                -----------------
      (j7.)   Total principal payment to Class B Noteholders (j2-j6).................................... $       17,793.62
                                                                                                         -----------------

      (k1.)   Class C percentage...............................................         0.0399997
                                                                                -----------------
      (j2.)   To Class C, amount from reserve account, if any.................. $              --
                                                                                -----------------
      (k3.)   To Class C, the Class C overdue principal, if any................ $              --
                                                                                -----------------
      (k4.)   To Class C, the Class C monthly principal payment amount......... $              --
                                                                                -----------------
      (k5.)   To Class C, the additional principal, if any, allocable
              from Class E interest amount..................................... $       11,847.24
                                                                                -----------------
      (k6.)   To Class C, the additional principal, if any, allocable
              from Class F floor amount........................................ $              --
                                                                                -----------------
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
      (k7.)   Total principal payment to Class C Noteholders (k2-k6).................................... $       11,847.24
                                                                                                         -----------------

      (l1.)   Class D percentage...............................................         0.0199999
                                                                                -----------------
      (l2.)   To Class D, amount from reserve account, if any.................. $              --
                                                                                -----------------
      (l3.)   To Class D, the Class D overdue principal, if any................ $              --
                                                                                -----------------
      (l4.)   To Class D, the Class D monthly principal payment amount......... $              --
                                                                                -----------------
      (l5.)   To Class D, the additional principal, if any, allocable
              from Class E interest amount..................................... $        5,912.97
                                                                                -----------------
      (l6.)   To Class D, the additional principal, if any, allocable
              from Class F floor amount........................................ $              --
                                                                                -----------------
      (l7.)   Total principal payment to Class D Noteholders (l2-l6).................................... $        5,912.97
                                                                                                         -----------------
      (m1.)   Class E percentage...............................................         0.0499986
                                                                                -----------------
      (m2.)   To Class E, amount from reserve account, if any.................. $              --
                                                                                -----------------
      (m3.)   To Class E, the Class E overdue principal, if any................ $              --
                                                                                -----------------
      (m4.)   To Class E, the Class E monthly principal payment amount......... $              --
                                                                                -----------------
      (m5.)   To Class E, the additional principal, if any, allocable
              from Class F floor amount........................................ $              --
                                                                                -----------------
      (m6.)   Total principal payment to Class E Noteholders (m2-m5).................................... $              --
                                                                                                         -----------------

              TO THE RESERVE ACCOUNT :

      (4.)    The amount, if any, needed to maintain the amount in the reserve
              account at the required reserve amount.................................................... $              --
                                                                                                         -----------------

              CLASS F PAYMENTS:

      (n1.)   Sub-Total of funds disbursed through the Reserve Account......... $    5,022,762.49
                                                                                -----------------
      (n2.)   Funds available to be paid to Class F............................ $              --
                                                                                -----------------

      (n3.)   Class F percentage...............................................         0.1300032
                                                                                -----------------
      (n4.)   Class F floor amount............................................. $    9,405,070.31
                                                                                -----------------
      (n5.)   Class F principal balance before payment of principal
              on this payment date............................................. $    9,405,070.31
                                                                                -----------------

      (n6.)   If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
      (n7.)   If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced
              to the Class F floor amount  and (b) funds available...................................... $              --
                                                                                                         -----------------

      (n8.)   If Funds available to be paid to Class F (n2) is $0, then no
              payments to Class F and enter $0.......................................................... $              --
                                                                                                         -----------------

              TO THE TRUSTEE:

      (7.)    To the Trustee, any fees and expenses not previously paid subject
              to a limit................................................................................ $              --
                                                                                                         -----------------

              TO THE ISSUERS:

      (8.)    To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
              payments are made above................................................................... $              --
                                                                                                         -----------------

IV.   SERVICER ADVANCES

      (a.)    Aggregate amount of Servicer Advances at the beginning of the
              Collection Period......................................................................... $    1,365,248.78
                                                                                                         -----------------
      (b.)    Servicer Advances reimbursed during the Collection Period................................. $       46,722.19
                                                                                                         -----------------
      (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
              Settlement Date........................................................................... $              --
                                                                                                         -----------------
      (d.)    Servicer Advances made during the related Collection Period............................... $       21,032.76
                                                                                                         -----------------
      (e.)    Aggregate amount of Servicer Advances at the end of the Collection
              Period.................................................................................... $    1,339,559.35
                                                                                                         -----------------
      (f.)    Amount of delinquent Scheduled Payments for which Servicer Advances
              were not made.............................................................................                --
                                                                                                         -----------------

V.    RESERVE ACCOUNT

      (a.)    Amount on deposit at the beginning of the related Collection Period....................... $              --
                                                                                                         -----------------
      (b.)    Reserve Account initial deposit........................................................... $              --
                                                                                                         -----------------
      (c.)    Amount of interest earnings reinvested for the related Monthly Period..................... $              --
                                                                                                         -----------------
      (d.)    Amounts used to cover shortfalls, if any,  for the related
              Collection Period......................................................................... $              --
                                                                                                         -----------------
      (e.)    Amounts used as required in a Trigger Event , if any,  for the
              related Collection Period................................................................. $              --
                                                                                                         -----------------
      (f.)    Amounts transferred in from the Collection Account, if applicable
              (line 4).................................................................................. $              --
                                                                                                         -----------------
      (g.)    Interest earnings for the related Monthly Period.......................................... $              --
                                                                                                         -----------------
      (h.)    Interest  earnings withdrawn and included as Available Funds for
              the related Monthly Period................................................................ $              --
                                                                                                         -----------------
      (i.)    Amount on deposit at the end of the related Collection Period............................. $              --
                                                                                                         -----------------
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
      (j.)    Is the Required Reserve Amount equal to the balance in the Reserve
              Account as of the related Collection period ? Y or N......................................         N
                                                                                                         -----------------

VI.    ADVANCE PAYMENTS

      (a.)    Beginning aggregate Advance Payments...................................................... $      961,529.06
                                                                                                         -----------------
      (b.)    Add:  Amount of Advance Payments collected during the related
              Collection Period......................................................................... $      641,505.77
                                                                                                         -----------------
      (c.)    Add:  Investment earnings for the related  Collection Period.............................. $              --
                                                                                                         -----------------
      (d.)    Less: Amount of Advance Payments withdrawn for deposit into
              Facility Account.......................................................................... $      816,061.53
                                                                                                         -----------------
      (e.)    Ending aggregate Advance Payments......................................................... $      786,973.30
                                                                                                         -----------------





      ADVANTA BANK CORP., AS SERVICER

      BY:         /s/  MIKE COCO

      TITLE:      Vice President
                  --------------

      DATE:          5/12/2003
                     ---------



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